UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

XBIOTECH INC.
(Exact name of Registrant as specified in its charter)

British Columbia, Canada
(State of Incorporation)

001-37347

(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas (Address of principal executive offices)	78744 (Zip Code)

(512) 386-2900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

Spokespersons of XBiotech Inc. (the “Company”) plan to present the information contained in the document attached hereto as Exhibit 99.1 to various parties.

The furnishing of the attached file is not an admission as to the materiality of any information therein. The information contained in the document is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01      Other Events.

On January 7, 2016, XBiotech Inc. (the “Company”), issued a press release announcing that it planned to hold a public conference call and webcast to provide an overview of strategy and findings for its European Phase III trial for the treatment of colorectal cancer with Xilonix. The Company disclosed that the call will take place on Friday, January 8th at 8:30 a.m. ET and provided the following information on how to access the call:

Conference Call Information:

Interested participants and investors may access the conference call by dialing:

•	1 (877) 242-7960 (U.S.)
•	1 (330) 863-3267 (international)

An audio webcast will also be accessible via the Investors Relations section of the XBiotech website www.xbiotech.com/about/investors.html. The webcast replay will remain available for 90 days.

A copy of the Company’s press release announcing the foregoing is attached as Exhibit 99.2 and is incorporated herein by reference.

On January 8, 2016, the Company issued a press release announcing and providing a summary on the additional positive findings from the Phase III European trial that will be discussed on the conference call scheduled for January 8, 2016 at 8:30 a.m. ET.

A copy of the Company’s press release announcing the foregoing is attached as Exhibit 99.3 and is incorporated herein by reference.

This Form 8-K and the related Exhibits contain forward-looking statements, including declarations regarding management's beliefs and expectations, that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “would,” “could,” “expects,” “plans,” “contemplate,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “intend” or “continue” or the negative of such terms or other comparable terminology, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. Applicable risks and uncertainties include the risks that the interim data from this clinical trial may not be predictive of the results from the completed clinical trial, that the Company will be unable to successfully complete this clinical trial by year end and the other disclosures set forth in "Risk Factors" in our SEC filings.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

99.1     Phase III Data Summary & Discussion Document

99.2     Press Release of XBiotech Inc., issued January 7, 2016

99.3     Press Release of XBiotech Inc., issued January 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2016	XBIOTECH INC.

	By:	/s/John Simard
John Simard
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Phase III Data Summary & Discussion
99.2	Press Release of XBiotech Inc., issued January 7, 2016
99.3	Press Release of XBiotech Inc., issued January 8, 2016